UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2013 (March 29, 2013)

LOJACK CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-8439	04-2664794
(Commission File Number)	(IRS Employer Identification No.)

40 Pequot Way, Canton, Massachusetts	02021
(Address of Principal Executive Offices)	(Zip Code)

781-302-4200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On March 29, 2013, LoJack Corporation (the “Company”) entered into a third amendment (the “Amendment”) to its Multicurrency Revolving Credit Agreement, dated as of December 29, 2009 (the “Credit Agreement”), by and among the Company, the Borrowers and Guarantors listed therein, the Lenders listed therein, and RBS Citizens, National Association, as Administrative Agent. The Amendment provides for: (i) an extension of the maturity date for revolving credit loans under the Credit Agreement from January 10, 2014 to July 31, 2015 (the “Maturity Date”); (ii) a modification to the stock repurchase covenant providing for stock repurchases of up to $5 million for the period commencing on the date of the Amendment through the Maturity Date; (iii) a restriction on the payment by the Company of dividends or other distributions with respect to Company stock for the remainder of calendar year 2013, except with the required consent of the Lenders; and (iv) modifications to certain financial covenants set forth in the Credit Agreement, including the Debt Service Coverage and Funded Debt to EBITDA ratios, and the addition of a Minimum Consolidated EBITDA covenant through September 30, 2013.
The foregoing description is qualified in its entirety by reference to the text of the Amendment which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit No.    Description

10.1
Multicurrency Revolving Credit Agreement, dated as of December 29, 2009, by and among LoJack Corporation, RBS Citizens, N.A., TD Bank, N.A., and the other parties named therein (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed with the SEC on January 5, 2010, File No. 001-08439)

10.2
First Amendment to Credit Agreement, dated as of June 30, 2010, by and among LoJack Corporation, RBS Citizens, N.A., TD Bank, N.A., and the other parties named therein (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed with the SEC on July 1, 2010, File No. 001-08439)

10.3
Second Amendment to Credit Agreement, dated as of December 29, 2010, by and among LoJack Corporation, RBS Citizens, N.A., TD Bank, N.A., and the other parties named therein (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed with the SEC on January 4, 2011, File No. 001-08439)

10.4	Third Amendment to Credit Agreement, dated as of March 29, 2013, by and among LoJack Corporation, RBS Citizens, N.A., TD Bank, N.A., and the other parties named therein (filed herewith)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOJACK CORPORATION Registrant
Date: April 1, 2013	By:	/s/ DONALD R. PECK
Donald R. Peck
Executive Vice President, Chief Financial Officer